SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

RADIOSHACK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Throckmorton Street, Suite 1800, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (817) 415-3700

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

99.1	Transcript of Conference Call, dated April 22, 2003.

Item 9. Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On April 22, 2003, management of RadioShack Corporation (the “Company”) held a conference call concerning, among other things, its results of operations for the first quarter of 2003. A transcript of the conference call is attached hereto as Exhibit 99.1.

In the conference call, the Company’s management utilized a non-GAAP financial measure to describe the Company’s free cash flow. Management believes that free cash flow is an appropriate indication of the Company’s ability to fund share repurchases, repay maturing debt, change dividend payments or fund other uses of capital that management believes will enhance stockholder value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 25th day of April, 2003.

RADIOSHACK CORPORATION

/s/ David S. Goldberg
David S. Goldberg Vice President—Law

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EXHIBIT INDEX

Exhibit No.

99.1	Transcript of Conference Call, dated April 22, 2003.

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